                    TABLE OF CONTENTS

Letter to Shareholders...........................  1
Performance Results..............................  3
Glossary of Terms................................  4
Portfolio Management Review......................  5
Portfolio Highlights.............................  8
Portfolio of Investments.........................  9
Statement of Assets and Liabilities.............. 13
Statement of Operations.......................... 14
Statement of Changes in Net Assets............... 15
Financial Highlights............................. 16
Notes to Financial Statements.................... 18
Dividend Reinvestment Plan....................... 21

ACB SAR 2/99

                             LETTER TO SHAREHOLDERS

January 20, 1999

Dear Shareholder,
    The past decade has been a remarkable time for investors. Together, we've witnessed one of the greatest bull markets in investment history, unprecedented growth in mutual fund investing, and a surge in personal retirement planning. The coming millennium promises to hold even more opportunities.
    To lead us into this new era of investing, Richard F. Powers III has joined Van Kampen as Chairman and Chief Executive Officer. He comes to us from our parent company, Morgan Stanley Dean Witter & Co., where he served as Executive Vice President and Director of Marketing. He brings 27 years of experience in the financial services industry, including an extensive background in product management, strategic planning and brand development.
    Although former Chairman Don G. Powell retired on January 1, he will remain active in the industry and the community. Mr. Powell plans to continue his service as a member of the board of directors of the Investment Company Institute, the leading mutual fund industry association, and he will remain a trustee of your fund.

ECONOMIC OVERVIEW
    Despite a stormy year in the global economy, the United States ended 1998 with only a moderate slowdown in growth. The nation's gross domestic product, a measure of economic health, grew 3.9 percent during the year, matching 1997's growth rate and indicating that our nation's economy remains strong. A continuation of low inflation--only a 1.6 percent increase in the consumer price index over the last 12 months--also helped sustain the domestic economy and kept inflation-adjusted interest rates attractive.
    Although the year ended on a positive note, the economic environment was quite unsettled in the third quarter, with the Asian financial crisis contributing to slowing corporate profits in the United States. Given the uncertainty surrounding emerging market nations and the near-collapse of a major U.S. hedge fund, the stock and bond markets experienced significant volatility during this period. With instability as a backdrop, American and foreign investors alike pursued a flight to quality--seeking the relative safety of large-company stocks and government bonds.
    In the last few months of the year the global financial situation improved in conjunction with the Federal Reserve's interest rate decreases. In response to declining corporate profits and mounting international concerns, the Fed lowered interest rates three times, with 0.25 percent cuts in September, October, and November. These rate cuts, coupled with a wave of corporate mergers and cost-cutting measures, lent the support needed to keep the economy growing. Dozens of foreign central banks also reduced interest rates in an effort to stimulate their economies. These actions gave a boost to investor confidence and encouraged a return to a more diversified range of investments in the last few months of the year.

                                                            Continued on page  2

MARKET REVIEW
    The bond market continued to rally as interest rates fell during the year, with U.S. Treasury securities outpacing corporate and municipal bonds in price appreciation. Investors' desire for safer investments amid the global economic storm led to strong demand for high-quality bonds. In fact, the U.S. Treasury bond was considered one of the most attractive places to invest by both domestic and international investors, propelling the 30-year Treasury yield to 4.71 percent in October--its lowest yield since the federal government began selling these bonds in 1977. However, higher-yielding bonds suffered--primarily during the third quarter--as investors' demand for quality increased. Corporate bond prices, especially among lower-rated issues, fell in conjunction with concerns about declining corporate profits.

OUTLOOK
    Our outlook for the domestic economy is positive, and we anticipate continued low inflation and healthy economic growth. However, the aftereffects of the global economic slowdown may continue to put pressure on corporate earnings in the first half of the year. Internationally, we anticipate that low interest rates and declining inflation will lead to improvements in troubled areas such as Asia and Latin America. With the successful launch of the euro, the new European transnational currency, we believe that many foreign markets will become increasingly attractive in 1999.
    In the long term, we are optimistic that the stock market will continue its record growth, although we could experience additional volatility in the months ahead if concerns about high stock valuations and increasing earnings pressure become more pronounced. Combined with growing questions about corporate and government reactions to the Year 2000 computer problem, we could see an increasingly cautious market by mid-year.
    Additional details about your fund, including a question-and-answer section with your portfolio management team, are provided in this report. As always, we are pleased to have the opportunity to share with you the progress of your investment.

Sincerely,


[SIG]
Richard F. Powers III

Chairman
Van Kampen Asset Management Inc.

[SIG]
Dennis J. McDonnell

President
Van Kampen Asset Management Inc.

           PERFORMANCE RESULTS FOR THE PERIOD ENDED DECEMBER 31, 1998

                             VAN KAMPEN BOND FUND
                            NYSE TICKER SYMBOL--VBF

 COMMON SHARE TOTAL RETURNS

Six-month total return based on market price(1)...........     5.47%
Six-month total return based on NAV(2)....................     3.03%

 DISTRIBUTION RATE

Distribution rate as a % of closing common stock
price(3)..................................................     7.08%

 SHARE VALUATIONS

Net asset value...........................................    $21.09
Closing common stock price................................  $20.0625
Six-month high common stock price (10/26/98)..............  $20.9375
Six-month low common stock price (09/11/98)...............  $19.1875

(1)Total return based on market price assumes an investment at the market price at the beginning of the period indicated, reinvestment of all distributions for the period in accordance with the Fund's dividend reinvestment plan, and sale of all shares at the closing stock price at the end of the period indicated.

(2)Total return based on net asset value (NAV) assumes an investment at the beginning of the period indicated, reinvestment of all distributions for the period, and sale of all shares at the end of the period, all at NAV.

(3)Distribution rate represents the quarterly annualized distributions of the Fund at the end of the period and not the earnings of the Fund.

Past performance does not guarantee future results. Investment return, stock price and net asset value will fluctuate with market conditions. Fund shares, when sold, may be worth more or less than their original cost.

                               GLOSSARY OF TERMS

BOND: A debt security issued by a government or corporation that pays a bondholder a stated rate of interest and repays the principal at the maturity date.

CALL FEATURE: Allows the issuer to buy back a bond on specific dates at set prices before maturity. These dates and prices are set when the bond is issued. To compensate the bondholder for the potential loss of income and ownership, a bond's call price is usually higher than the face value of the bond. Bonds are usually called when interest rates drop so significantly that the issuer can save money by issuing new bonds at lower rates.

CREDIT RATING: An evaluation of an issuer's credit history and capability of repaying obligations. Standard & Poor's and Moody's Investors Service are two companies that assign bond ratings. Standard & Poor's ratings range from a high of AAA to a low of D, while Moody's ratings range from a high of Aaa to a low of C.

CYCLICAL STOCKS: Stocks within industries where earnings tend to rise quickly when the economy strengthens and fall quickly when the economy weakens. Examples of cyclical stocks include housing, automobile, and paper companies. Noncyclical or defensive stocks are typically less sensitive to changes in the economy. These include utilities, grocery stores, and pharmaceutical companies.

DURATION: A measure of the sensitivity of a bond's price to changes in interest rates, expressed in years. Each year of duration represents an expected 1 percent change in the price of a bond for every 1 percent change in interest rates. The longer a bond's duration, the greater the effect of interest rate movements on net asset value. Typically, funds with shorter durations perform better in rising rate environments, while funds with longer durations perform better when rates decline.

FEDERAL RESERVE BOARD (THE FED): The governing body of the Federal Reserve
    System, which is the central bank system of the United States. Its policy-making committee, called the Federal Open Market Committee, meets eight times a year to establish monetary policy and monitor the economic pulse of the United States.

INFLATION: A persistent and measurable rise in the general level of prices.
    Inflation is widely measured by the Consumer Price Index, an economic indicator that measures the change in the cost of purchased goods and services.

INVESTMENT-GRADE BONDS: Securities rated BBB and above by Standard & Poor's or
    Baa and above by Moody's Investor Services. Bonds rated below BBB or Baa are noninvestment grade.

YIELD: The annual rate of return on an investment, expressed as a percentage.
    For bonds and notes, the yield is the annual interest divided by the market price.

YIELD SPREAD: The additional yield investors can earn by either investing in bonds with longer maturities or by investing in bonds with lower ratings. The spread is the difference in yield between bonds with short versus long maturities or the difference in yield between high-quality bonds and lower-quality bonds.

                          PORTFOLIO MANAGEMENT REVIEW
                              VAN KAMPEN BOND FUND

We recently spoke with the management team of the Van Kampen Bond Fund about the key events and economic forces that shaped the markets during the past six months. The team includes David R. Troth, portfolio manager, and Peter W. Hegel, chief investment officer for fixed-income investments. The following excerpts reflect their views on the Fund's performance during the six-month period ended December 31, 1998.

   Q HOW WOULD YOU CHARACTERIZE THE MARKET CONDITIONS IN WHICH THE FUND OPERATED DURING THE PAST SIX MONTHS?

   A The primary backdrop for the domestic fixed-income market was the lingering cloud of global volatility. Economic weakness in Asia spilled into other economies, including Russia and South America, during the third quarter. This environment further fueled the flight to quality that emerged in the first half of the year. As investors flocked to the relative safety of U.S. Treasury securities, the yield for the benchmark 30-year Treasury dropped below its second-quarter trading range.
    The biggest boost for the bond market came late in the third quarter and early in the fourth quarter, when the market was inspired by a string of interest rate cuts by the Federal Reserve Board. By year end, the yield for the 30-year Treasury bond--which, like all bond yields, moves in the opposite direction of its price--had fallen to 5.09 percent, near the record low level for long-term Treasuries set in the mid-1960s. For the first time since 1990, the returns for high-quality, low-risk bonds soundly exceeded those for higher-risk bonds.

   Q  HOW DID YOU MANAGE THE FUND IN LIGHT OF THESE CONDITIONS?

   A In your June report, we discussed our emphasis on increasing diversification in the Fund's portfolio. During the last six months of 1998, our focus expanded to include maintaining a defensive portfolio profile, given the volatile nature of the domestic market. Approximately one-third of the Fund's assets are allocated to the non-cyclical sectors of consumer services (18.7 percent) and electric utilities (15.1 percent). We feel that the securities we hold in these sectors help provide the Fund with defensive characteristics that have the potential to serve the portfolio well despite economic ups and downs. At the same time, we held negligible positions in commodity issues, such as copper, steel, mining, and paper companies.
    Before adding securities to the portfolio, we also considered how they might be affected by a slowing economy. As a result, we were drawn to companies like Tyco International Ltd., which manufactures and distributes fire protection and electronic security equipment and medical supplies. We also added positions in Sprint, a telecommunications company whose growth pattern is independent of cyclical effects; Raytheon, a diversified technology company with operations in aircraft, engineering, and consumer and defense electronics; Westpoint Stevens, a textiles company; and Niagara Mohawk, a New York utilities company.
    At the end of the reporting period, the portfolio was comprised of 85 issues. During the fourth quarter, a few of the Fund's holdings were tendered for very attractive prices relative to Treasury securities. This trend may continue through the new year, as companies take advantage of lower interest rates to refinance and reduce their debts in this favorable rate environment. Affected securities included Owens Corning, Keyspan Lighting, and Time Warner. In addition, we received an announcement that our preferred stock in Commonwealth Edison would be called in mid-January 1999. Fortunately, a supply of new issuance has enabled us to immediately recommit the assets from these sales into new securities.
    The majority of our holdings, specifically among the investment-grade securities, are noncallable securities. These securities, which dominated the field of new issuance during the period, typically move closely with Treasuries, whereas callable securities tend to lag the market in a falling rate environment such as this one. Noncallable securities contributed to the Fund's return, as Treasuries, which were boosted by high demand, performed well during the period.

   Q WHAT WAS THE STRUCTURE OF THE FUND'S PORTFOLIO AT THE END OF THE REPORTING PERIOD?

   A The credit quality allocation among the portfolio is little changed from the beginning of the reporting period, with the exception of a slight decrease in A-rated bonds. The portfolio is still concentrated in medium-quality securities, which are defined as A- and BBB-rated securities. At the end of the reporting period, approximately 83 percent of the portfolio was comprised of medium-quality securities, which represented a slight decrease from the June-end allocation of 85 percent.
    At the end of the period, the Fund's duration was 6.3 years, which is comparable to its June 30, 1998 duration of 6.1 years, as well as to the 6.3 year duration of its benchmark, the Lehman Brothers Corporate Bond Index. The slight lengthening since mid-year is due mostly to the new, longer-term purchases that were added to the portfolio during this time. When interest rates fall, as they did throughout most of the reporting period, the duration of bonds tends to fall because many bonds begin to trade to their call dates rather than maturity dates. We purchased long-duration bonds in order to offset this decline in the duration of portfolio holdings.

   Q  HOW DID THE FUND PERFORM DURING THE REPORTING PERIOD?

   A For the six months ended December 31, 1998, the Fund generated a total return of 5.47 percent(1) at market price and 3.03 percent(2) at net asset value. For the same period, the Lehman Brothers Corporate Bond Index returned 3.01 percent. Keep in mind that this index is a broad-based unmanaged index that reflects the general performance of corporate bonds. It does not reflect any commissions or fees that would be paid by an investor purchasing the securities it represents.

    The Fund's return reflects an increase in market price per common share on the New York Stock Exchange from $19.6875 on June 30, 1998, to $20.0625 on December 31, 1998, which includes reinvestment of dividends totaling $.710 per share. Please refer to the chart on page 3 for additional Fund performance results.

   Q  WHAT IS YOUR OUTLOOK FOR THE MARKET AND THE FUND OVER THE COMING MONTHS?

   A We expect that the U.S. economy will slow in 1999 due to a combination of factors, including difficulties in many foreign economies, a slowdown in consumer spending, dwindling corporate profits, and the Year 2000 computer problem. We also expect inflation to remain low--in the 1.5 percent range. However, a full-fledged recession seems unlikely at this time. The fundamentals underpinning the U.S. bond market are as healthy as at any time in recent memory, and we expect the market to remain strong in the months ahead. We believe the Fund's emphasis on high-quality investment-grade bonds and its relatively short duration will help to dampen potential price volatility due to changing market conditions.

[SIG]
David R. Troth

Portfolio Manager

[SIG]
Peter W. Hegel

Chief Investment Officer
Fixed Income Investments

                                                 Please see footnotes on page  3

                              PORTFOLIO HIGHLIGHTS

                              VAN KAMPEN BOND FUND

 TOP TEN PORTFOLIO SECTORS AS A PERCENTAGE OF LONG-TERM INVESTMENTS

   AS OF DECEMBER 31, 1998                                 AS OF JUNE 30, 1998
Utilities....................  24%                    Utilities....................  25%
Consumer Services............  18%                    Consumer Services............  18%
Transportation...............  11%                    Transportation...............  11%
Health Care..................  10%                    Health Care..................   9%
Energy.......................   8%                    Raw Materials/Processing
Raw Materials/Processing                                Industries.................   9%
  Industries.................   7%                    Energy.......................   8%
Government...................   5%                    Government...................   5%
Producer Manufacturing.......   4%                    Producer Manufacturing.......   4%
Consumer Non-Durables........   3%                    Finance......................   4%
Technology...................   3%                    Consumer Non-Durables........   3%

 PORTFOLIO COMPOSITION BY CREDIT QUALITY AS A PERCENTAGE OF
 LONG-TERM DEBT INVESTMENTS

                                  [PIE CHART]


AS OF DECEMBER 31, 1998                               AS OF JUNE 30, 1998
AA..........   3.60%                                  AA..........   2.40%
A...........  28.70%                                  A...........  31.50%
BBB.........  54.40%        [PIE CHART]               BBB.........  53.50%        [PIE CHART]
BB..........  12.80%                                  BB..........  11.70%
B...........   0.50%                                  B...........   0.90%

Based upon the highest credit quality ratings as issued by Standard & Poor's or Moody's.

 PORTFOLIO HOLDINGS AS A PERCENTAGE OF LONG-TERM INVESTMENTS

                                                       PERCENTAGE OF
                              TOP TEN HOLDINGS       THESE INVESTMENTS
                           AS OF DECEMBER 31, 1998    SIX MONTHS AGO
Tele Communications,
  Inc. ..................           5.7% .........         5.5%
Ashland Oil, Inc. .......           3.9% .........         3.9%
Tenet Healthcare
  Corp. .................           3.8% .........         3.6%
Union Pacific Corp. .....           3.3% .........         3.4%
Public Service Co. of
  Colorado  .............           3.3% .........         3.5%
United Airlines, Inc. ...           3.1% .........         3.3%
Saskatchewan Province
  Canada  ...............           2.9% .........         2.8%
Federal Paper Board,
  Inc. ..................           2.6% .........         2.6%
Baxter International,
  Inc. ..................           2.6% .........         2.6%
United Telecommunications
  Kansas  ...............           2.5% .........         2.4%

                            PORTFOLIO OF INVESTMENTS

                         December 31, 1998 (Unaudited)
--------------------------------------------------------------------------------

  Par
Amount                                                                           Market
 (000)                    Description                    Coupon    Maturity      Value
------------------------------------------------------------------------------------------
          CORPORATE BONDS  90.6%
          CONSUMER DURABLES  0.8%
$   750   Brunswick Corp..............................     7.125%  08/01/27   $    738,030
  1,000   Chrysler Corp...............................     7.450   03/01/27      1,161,800
                                                                              ------------
                                                                                 1,899,830
                                                                              ------------
          CONSUMER NON-DURABLES  3.2%
  4,000   Coca Cola Enterprises, Inc..................     8.500   02/01/12      5,010,040
    750   Dimon, Inc..................................     8.875   06/01/06        708,750
  2,000   Westpoint Stevens, Inc......................     7.875   06/15/05      2,042,500
                                                                              ------------
                                                                                 7,761,290
                                                                              ------------
          CONSUMER SERVICES  17.4%
  1,250   Belo A H Corp...............................     7.125   06/01/07      1,316,475
  2,500   Clear Channel Commerce, Inc.................     7.250   10/15/27      2,706,750
  2,000   Comcast Cable Communications................     8.125   05/01/04      2,200,160
  3,000   Cox Communications, Inc.....................     7.250   11/15/15      3,318,000
  1,250   CSC Holdings, Inc...........................     7.875   12/15/07      1,321,875
  2,500   CSC Holdings, Inc...........................     7.875   02/15/18      2,537,500
  5,000   Harcourt General, Inc.......................     9.500   03/15/00      5,211,200
  1,750   Harcourt General, Inc.......................     8.875   06/01/22      2,060,818
  1,000   Harcourt General, Inc.......................     7.200   08/01/27        943,830
  1,000   News America Holdings, Inc..................     8.875   04/26/23      1,214,500
    250   Premier Parks, Inc..........................     9.250   04/01/06        259,375
    100   Premier Parks, Inc..........................     9.750   01/15/07        109,000
    375   Premier Parks, Inc. (b).....................   0/10.00   04/01/08        255,000
  3,500   Royal Caribbean Cruises Ltd.................     7.500   10/15/27      3,489,500
  1,500   Stewart Enterprises, Inc....................     6.400   05/01/03      1,521,030
 11,000   Tele Communications, Inc....................     9.250   01/15/23     13,295,700
                                                                              ------------
                                                                                41,760,713
                                                                              ------------
          ENERGY  8.1%
  7,400   Ashland Oil, Inc............................     8.800   11/15/12      9,115,912
    750   Barrett Resources Corp......................     7.550   02/01/07        746,250
  5,025   PDV America, Inc............................     7.875   08/01/03      5,083,893
  1,500   Petroliam Nasional Berhad, 144A Private
          Placement (a)...............................     7.625   10/15/26      1,078,650
    250   Pride Petroleum Services, Inc...............     9.375   05/01/07        235,000
  1,000   R & B Falcon Corp...........................     6.500   04/15/03        971,400
  1,000   Transcontinental Gas Pipe Line Corp.........     7.250   12/01/26      1,053,080
  1,000   Union Oil Co................................     9.125   02/15/06      1,156,090
                                                                              ------------
                                                                                19,440,275
                                                                              ------------

                                               See Notes to Financial Statements

                         December 31, 1998 (Unaudited)
--------------------------------------------------------------------------------

  Par
Amount                                                                           Market
 (000)                    Description                    Coupon    Maturity      Value
------------------------------------------------------------------------------------------
          FINANCE  2.5%
$ 1,000   Americredit Corp............................     9.250%  02/01/04   $    970,000
  4,500   Hutchinson Whampoa Finance, 144A Private
          Placement (a)...............................     7.500   08/01/27      3,971,250
  1,000   Royal Bank Scotland Group...................     6.375   02/01/11      1,016,475
                                                                              ------------
                                                                                 5,957,725
                                                                              ------------
          HEALTHCARE  10.0%
  2,300   Aetna Services, Inc.........................     7.125   08/15/06      2,367,804
  1,000   Allegiance Corp.............................     7.800   10/15/16      1,094,560
  6,000   Baxter International, Inc...................     6.625   02/15/28      6,132,420
  1,500   Beckman Coulter, Inc........................     7.450   03/04/08      1,545,000
    500   Manor Care, Inc.............................     7.500   06/15/06        527,825
  1,000   Tenet Healthcare Corp.......................     8.625   01/15/07      1,052,500
  8,500   Tenet Healthcare Corp., 144A Private
          Placement (a)...............................     8.125   12/01/08      8,797,500
  2,500   Tyco International Group, 144A Private
          Placement (a)...............................     6.125   11/01/08      2,527,750
                                                                              ------------
                                                                                24,045,359
                                                                              ------------
          PRODUCER MANUFACTURING  4.1%
  1,750   IDEX Corp...................................     6.875   02/15/08      1,759,730
  4,400   ITT Corp....................................     6.750   11/15/05      4,092,000
  1,000   ITT Corp....................................     7.375   11/15/15        890,640
    162   Rayovac Corp................................    10.250   11/01/06        173,340
  2,500   Rubbermaid, Inc.............................     6.600   11/15/06      2,691,300
    250   U.S. Can Corp...............................    10.125   10/15/06        263,125
                                                                              ------------
                                                                                 9,870,135
                                                                              ------------
          RAW MATERIALS/PROCESSING INDUSTRIES  7.0%
  2,000   Bowater, Inc................................     9.375   12/15/21      2,549,540
  1,000   Crown Cork & Seal, Inc......................     8.000   04/15/23      1,020,330
  5,000   Federal Paper Board, Inc....................     8.875   07/01/12      6,147,350
  4,000   IMC Global, Inc.............................     6.875   07/15/07      4,080,400
  1,000   IMC Global, Inc.............................     7.300   01/15/28        973,400
  1,250   Owens Illinois, Inc.........................     7.150   05/15/05      1,262,500
    750   Smithfield Foods, Inc.......................     7.625   02/15/08        757,500
                                                                              ------------
                                                                                16,791,020
                                                                              ------------
          TECHNOLOGY  3.2%
  5,000   Computer Associates International, Inc......     6.375   04/15/05      4,991,700
  1,750   Raytheon Co.................................     6.150   11/01/08      1,798,650
    750   Raytheon Co.................................     7.200   08/15/27        819,713
                                                                              ------------
                                                                                 7,610,063
                                                                              ------------

                                               See Notes to Financial Statements

                         December 31, 1998 (Unaudited)
--------------------------------------------------------------------------------

  Par
Amount                                                                           Market
 (000)                    Description                    Coupon    Maturity      Value
------------------------------------------------------------------------------------------
          TRANSPORTATION  10.9%
$ 3,000   AMR Corp....................................     9.500%  05/15/01   $  3,215,595
  4,250   CSX Corp....................................     8.625   05/15/22      5,174,630
  2,500   Kansas City Southern Industries, Inc........     7.875   07/01/02      2,658,825
  7,000   Union Pacific Corp..........................     8.350   05/01/25      7,802,900
  6,000   United Airlines, Inc........................    10.020   03/22/14      7,226,400
                                                                              ------------
                                                                                26,078,350
                                                                              ------------
          UTILITIES  23.4%
  1,000   AES Corp....................................    10.250   07/15/06      1,083,750
  3,000   Arizona Public Service Co...................     9.500   04/15/21      3,361,860
  3,500   Arizona Public Service Co...................     8.750   01/15/24      3,910,760
  2,000   Arizona Public Service Co...................     8.000   02/01/25      2,196,180
  1,000   Commonwealth Edison Co......................     8.625   02/01/22      1,099,420
  5,000   GTE North, Inc..............................     8.500   12/15/31      5,616,900
  3,000   Gulf States Utilities Co....................     8.940   01/01/22      3,203,250
  4,150   Montana Power Co............................     8.950   02/01/22      4,682,320
  1,750   Niagara Mohawk Power Corp...................     7.625   10/01/05      1,826,563
  7,000   Public Service Co. of Colorado..............     8.750   03/01/22      7,722,400
  2,000   Southern California Gas Co..................     8.750   10/01/21      2,233,120
  1,500   Sprint Capital Corp.........................     6.125   11/15/08      1,539,975
  2,500   Texas Utilities Electric Co.................     8.875   02/01/22      2,810,325
  5,000   United Telecommunications Kansas............     9.500   04/01/03      5,751,300
    500   UtiliCorp United, Inc.......................     6.700   10/15/06        525,095
  3,000   UtiliCorp United, Inc.......................     9.000   11/15/21      3,339,300
  4,750   Worldcom, Inc...............................     6.950   08/15/28      5,141,542
                                                                              ------------
                                                                                56,044,060
                                                                              ------------
TOTAL CORPORATE BONDS  90.6%...............................................    217,258,820
                                                                              ------------

                                               See Notes to Financial Statements

                         December 31, 1998 (Unaudited)
--------------------------------------------------------------------------------

  Par
Amount                                                                           Market
 (000)                    Description                    Coupon    Maturity      Value
------------------------------------------------------------------------------------------
          GOVERNMENT AND GOVERNMENT AGENCY OBLIGATIONS  5.0%
$     6   Federal Home Loan Mortgage Corp., Pool......     7.375%  01/01/03   $      6,236
      1   Government National Mortgage Assn., Pool....    10.000   10/15/16          1,037
      8   Government National Mortgage Assn., Pool....    10.000   07/15/20          8,249
  4,000   Newfoundland Province Canada (US$)..........     9.000   10/15/21      5,158,280
  5,500   Saskatchewan Province Canada (US$)..........     8.000   02/01/13      6,745,750
                                                                              ------------
                                                                                11,919,552
                                                                              ------------
PREFERRED STOCK  1.9%
Commonwealth Edison Co. (44,830 preferred shares, 8.38% coupon)............      4,547,443
                                                                              ------------
TOTAL LONG-TERM INVESTMENTS  97.5%
  (Cost $212,840,759)......................................................    233,725,815
REPURCHASE AGREEMENT  0.7%
BA Securities ($1,530,000 par collateralized by U.S.
  Government obligations in a pooled cash account, dated 12/31/98, to be sold on 01/04/99 at $1,530,833)
  (Cost $1,530,000)........................................................      1,530,000
                                                                              ------------
TOTAL INVESTMENTS  98.2%
  (Cost $214,370,759)......................................................    235,255,815
OTHER ASSETS IN EXCESS OF LIABILITIES  1.8%................................      4,414,136
                                                                              ------------
NET ASSETS  100.0%.........................................................   $239,669,951
                                                                              ------------

(a) 144A securities are those which are exempt from registration under Rule 144A of the Securities Act of 1933. These securities may only be resold in transactions exempt from registration which are normally transactions with qualified institutional buyers.

(b) Securities bond is a "step-up" bond where the coupon increases or steps up at a predetermined date.

                                               See Notes to Financial Statements

                      STATEMENT OF ASSETS AND LIABILITIES

                         December 31, 1998 (Unaudited)
--------------------------------------------------------------------------------

ASSETS:
Total Investments (Cost $214,370,759).......................  $235,255,815
Cash........................................................     3,774,436
Interest Receivable.........................................     4,808,651
Other.......................................................        69,087
                                                              ------------
      Total Assets..........................................   243,907,989
                                                              ------------
LIABILITIES:
Payables:
  Income Distributions......................................     4,033,545
  Investment Advisory Fee...................................        99,292
  Affiliates................................................         4,000
Accrued Expenses............................................        59,660
Trustees' Deferred Compensation and Retirement Plans........        41,541
                                                              ------------
      Total Liabilities.....................................     4,238,038
                                                              ------------
NET ASSETS..................................................  $239,669,951
                                                              ============
NET ASSETS CONSIST OF:
Common Shares ($1.00 par value with 15,000,000 shares
  authorized, 11,362,465 shares issued and outstanding).....  $ 11,362,465
Capital.....................................................   209,801,851
Net Unrealized Appreciation.................................    20,885,056
Accumulated Undistributed Net Investment Income.............       130,694
Accumulated Net Realized Loss...............................    (2,510,115)
                                                              ------------
NET ASSETS..................................................  $239,669,951
                                                              ============
NET ASSETS VALUE PER COMMON SHARE
  ($239,669,951 divided by 11,362,465 shares outstanding)...  $      21.09
                                                              ============

                                               See Notes to Financial Statements

                            STATEMENT OF OPERATIONS

             For the Six Months Ended December 31, 1998 (Unaudited)
--------------------------------------------------------------------------------

INVESTMENT INCOME:
Interest....................................................  $ 8,727,008
Dividends...................................................      124,361
                                                              -----------
    Total Income............................................    8,851,369
                                                              -----------
EXPENSES:
Investment Advisory Fee.....................................      584,831
Shareholder Services........................................       62,535
Trustees' Fees and Expenses.................................       13,020
Custody.....................................................       11,848
Legal.......................................................        3,978
Other.......................................................      122,542
                                                              -----------
  Total Expenses............................................      798,754
                                                              -----------
NET INVESTMENT INCOME.......................................  $ 8,052,615
                                                              ===========
REALIZED AND UNREALIZED GAIN/LOSS:
Net Realized Gain...........................................  $ 1,646,370
                                                              -----------
Unrealized Appreciation/Depreciation:
  Beginning of the Period...................................   23,239,492
  End of Period.............................................   20,885,056
                                                              -----------
Net Unrealized Depreciation During the Period...............   (2,354,436)
                                                              -----------
NET REALIZED AND UNREALIZED LOSS............................  $  (708,066)
                                                              ===========
NET INCREASE IN NET ASSETS FROM OPERATIONS..................  $ 7,344,549
                                                              ===========

                                               See Notes to Financial Statements

                       STATEMENT OF CHANGES IN NET ASSETS

                 For the Six Months Ended December 31, 1998 and
                    the Year Ended June 30, 1998 (Unaudited)
--------------------------------------------------------------------------------

                                                            Six Months Ended     Year Ended
                                                            December 31, 1998   June 30, 1998
---------------------------------------------------------------------------------------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Income.....................................    $  8,052,615      $ 16,774,523
Net Realized Gain.........................................       1,646,370         1,867,201
Net Unrealized Appreciation/Depreciation During the
  Period..................................................      (2,354,436)        8,710,798
                                                              ------------      ------------
Change in Net Assets from Operations......................       7,344,549        27,352,522
Distributions from Net Investment Income..................      (8,067,081)      (17,157,454)
                                                              ------------      ------------
NET CHANGE IN NET ASSETS FROM INVESTMENT ACTIVITIES.......        (722,532)       10,195,068
NET ASSETS:
Beginning of the Period...................................     240,392,483       230,197,415
                                                              ------------      ------------
End of the Period
  (Including accumulated undistributed net investment
  income of $130,694 and $145,160, respectively)..........    $239,669,951      $240,392,483
                                                              ============      ============

                                               See Notes to Financial Statements

                              FINANCIAL HIGHLIGHTS

       The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated. (Unaudited)
--------------------------------------------------------------------------------

                                        Six Months Ended    --------------------------------------
                                        December 31, 1998     1998      1997      1996      1995
--------------------------------------------------------------------------------------------------
Net Asset Value,
  Beginning of the Period...........        $ 21.157        $ 20.259   $ 19.97   $ 20.41   $ 19.07
                                            --------        --------   -------   -------   -------
Net Investment Income...............            .709           1.476     1.556      1.54      1.52
Net Realized and Unrealized
  Gain/Loss.........................           (.063)           .932      .273      (.44)     1.36
                                            --------        --------   -------   -------   -------
Total from Investment Operations....            .646           2.408     1.829      1.10      2.88
Less Distributions from Net
  Investment Income.................            .710           1.510     1.540      1.54      1.54
                                            --------        --------   -------   -------   -------
Net Asset Value, End of the
  Period............................        $ 21.093        $ 21.157   $20.259   $ 19.97   $ 20.41
                                            ========        ========   =======   =======   =======
Market Price Per Share at End of the
  Period............................        $20.0625        $19.6875   $19.250   $18.125   $19.125
Total Investment Return at Market
  Price (a)(d)......................          5.47%*          10.08%    15.06%     2.61%    14.89%
Total Return at Net Asset
  Value (b)(d)......................          3.03%*          12.19%     9.46%     5.94%    16.54%
Net Assets at End of the Period (In
  millions) (d).....................        $  239.7        $  240.4   $ 230.2   $ 226.9   $ 231.9
Ratio of Operating Expenses to
  Average Net Assets................            .66%            .65%      .68%      .67%      .68%
Ratio of Convertible Note Expenses
  to Average Net Assets (c).........              --              --        --        --      .39%
Ratio of Net Investment Income to
  Average Net Assets................           6.63%           7.04%     7.70%     7.47%     7.92%
Portfolio Turnover..................              4%*            27%        8%       11%        8%
Assuming full dilution of debt (c):
  Net Asset Value, End of the
    Period..........................              --              --        --        --        --
  Number of Shares Outstanding,
    End of Period (000).............              --              --        --        --        --

(a) Total Investment Return at Market Price reflects the change in market value of the common shares for the period indicated with reinvestment of dividends in accordance with the Fund's dividend reinvestment plan.

(b) Total Return at Net Asset Value (NAV) reflects the change in value of the Fund's assets with reinvestment of dividends based upon NAV.

(c) On January 3, 1995, the Fund paid off its outstanding convertible extendible note.

(d) Prior to fiscal year end 1992, this item was not a required disclosure.

 * Non-Annualized

                                               See Notes to Financial Statements

--------------------------------------------------------------------------------

Year Ended June 30
-----------------------
       1994      1993      1992      1991      1990
-----------------------------------------------------
      $ 21.33   $ 19.85   $ 18.68   $ 18.72   $ 20.34
      -------   -------   -------   -------   -------
         1.56     1.575     1.735      1.76      2.07
        (2.28)     1.55     1.115      (.03)   (1.615)
      -------   -------   -------   -------   -------
         (.72)    3.125      2.85      1.73      .455
         1.54     1.645      1.68      1.77     2.075
      -------   -------   -------   -------   -------
      $ 19.07   $ 21.33   $ 19.85   $ 18.68   $ 18.72
      =======   =======   =======   =======   =======
      $18.125   $20.750   $19.750   $18.375   $16.500
       (5.59%)   13.76%    17.12%        --        --
       (3.37%)   16.35%    15.79%        --        --
      $ 216.6   $ 235.6   $ 218.5        --        --
         .68%      .71%      .71%      .72%      .71%
         .82%      .98%     1.05%     1.09%     1.55%
        7.29%     7.65%     8.90%     9.42%    10.65%
           2%       19%       39%       18%       14%
      $ 19.07   $ 21.09   $ 19.78   $ 18.74   $ 18.78
       12,411    12,411    12,372    12,304    12,304

                                               See Notes to Financial Statements

                         NOTES TO FINANCIAL STATEMENTS

                         December 31, 1998 (Unaudited)
--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES

Van Kampen Bond Fund, formerly known as Van Kampen American Capital Bond Fund, (the "Fund") is registered as a diversified closed-end management investment company under the Investment Company Act of 1940, as amended. The Fund's investment objective is to provide current income with the preservation of capital through investing primarily in a diversified portfolio of debt securities.

    The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION--Fixed income investments are stated at value using market quotations. Investments in securities listed on a securities exchange are valued at their sale price as of the close of such securities exchange. Unlisted securities and listed securities for which the last sales price is not available are valued at the mean of the bid and asked prices. For those securities where quotations or prices are not available, valuations are determined in accordance with procedures established in good faith by the Board of Trustees. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost.

B. SECURITY TRANSACTIONS--Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis. The Fund may purchase and sell securities on a "when issued" or "delayed delivery" basis, with settlement to occur at a later date. The value of the security so purchased is subject to market fluctuations during this period. The Fund will maintain, in a segregated account with its custodian, assets having an aggregate value at least equal to the amount of the when issued or delayed delivery purchase commitments until payment is made. At December 31, 1998, there were no when issued or delayed delivery purchase commitments.

    The Fund may invest in repurchase agreements, which are short-term investments whereby the Fund acquires ownership of a debt security and the seller agrees to repurchase the security at a future time and specified price. The Fund may invest independently in repurchase agreements, or transfer uninvested cash balances into a

                         December 31, 1998 (Unaudited)
--------------------------------------------------------------------------------

pooled cash account along with other investment companies advised by Van Kampen Asset Management Inc. (the "Adviser") or its affiliates, the daily aggregate of which is invested in repurchase agreements. Repurchase agreements are fully collateralized by the underlying debt security. The Fund will make payment for such securities only upon physical delivery or evidence of book entry transfer to the account of the custodian bank. The seller is required to maintain the value of the underlying security at not less than the repurchase proceeds due the Fund.

C. INVESTMENT INCOME--Interest income is recorded on an accrual basis and dividend income is recorded on the ex-dividend date. Discounts are amortized over the expected life of each applicable security. Premiums on debt securities are not amortized.

D. FEDERAL INCOME TAXES--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required.

    The Fund intends to utilize provisions of the federal income tax laws which allow it to carry a realized capital loss forward for eight years following the year of the loss and offset these losses against any future realized capital gains. At June 30, 1998, the Fund had an accumulated capital loss carryforward for tax purposes of $4,156,485 which will expire between June 30, 1999 and June 30, 2000. Of this amount, $953,175 will expire on June 30, 1999.

    At December 31, 1998, for federal income tax purposes, cost of long- and short-term investments is $214,370,759, the aggregate gross unrealized appreciation is $22,137,204 and the aggregate gross unrealized depreciation is $1,252,148, resulting in net unrealized appreciation on long- and short-term investments of $20,885,056.

E. DISTRIBUTION OF INCOME AND GAINS--The Fund declares and pays quarterly dividends from net investment income. Net realized gains, if any, are distributed annually. Distributions from net realized gains for book purposes may include short-term capital gains and gains on option and futures transactions. All short-term capital gains and a portion of option and futures gains are included in ordinary income for tax purposes.

    Due to inherent differences in the recognition of certain expenses under generally accepted accounting principles and federal income tax purposes, the amount of net investment income may differ between book and federal income tax purposes for a

                         December 31, 1998 (Unaudited)
--------------------------------------------------------------------------------

particular period. These differences are temporary in nature, but may result in book basis distributions in excess of net investment income for certain periods.

2. INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Under the terms of the Fund's Investment Advisory Agreement, the Adviser will provide investment advice and facilities to the Fund for an annual fee payable monthly as follows:

                    AVERAGE NET ASSETS                     % PER ANNUM
----------------------------------------------------------------------
First $150 million........................................   .50 of 1%
Next $100 million.........................................   .45 of 1%
Next $100 million.........................................   .40 of 1%
Over $350 million.........................................   .35 of 1%

    For the six months ended December 31, 1998, the Fund recognized expenses of approximately $4,000 representing legal services provided by Skadden Arps, Slate, Meagher & Flom (Illinois), counsel to the Fund, of which a trustee of the Fund is an affiliated person.

    For the six months ended December 31, 1998, the Fund recognized expenses of approximately $36,500 representing Van Kampen Funds Inc.'s or its affiliates' (collectively "Van Kampen") cost of providing accounting services to the Fund.

    Certain officers and trustees of the Fund are also officers and directors of Van Kampen. The Fund does not compensate its officers or trustees who are officers of Van Kampen.

    The Fund provides deferred compensation and retirement plans for its trustees who are not officers of Van Kampen. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation to a later date. Benefits under the retirement plan are payable for a ten-year period and are based upon each trustee's years of service to the Fund. The maximum annual benefit per trustee under the plan is $2,500.

3. INVESTMENT TRANSACTIONS

During the period, the cost of purchases and proceeds from sales of investments, excluding short-term investments, were $10,431,083 and $11,322,910, respectively.

                           DIVIDEND REINVESTMENT PLAN

    The Fund pays distributions in cash, but if you own more than 100 shares in your own name, you may elect to participate in the Fund's dividend reinvestment plan (the "Plan"). Under the Plan, shares will be issued by the Fund at net asset value on a date determined by the Board of Trustees between the record and payable dates on each distribution; however, if the market price including brokerage commissions, is less than the net asset value, the amount of the distribution will be paid to the Plan Agent, which will buy such shares as are available at prices below the net asset value. (If the market price is not significantly less than the net asset value, it is possible that open market purchases of shares may increase the market price so that such price plus brokerage commissions would equal or exceed the net asset value of such shares) if Plan Agent cannot buy the necessary shares at less than net asset value before the distribution date, the balance of the distribution will be made in authorized but unissued shares of the Fund at net asset value. The cost per share will be the average cost, including brokerage commissions, of all shares purchased. Since all shares purchased from the Fund are at net asset value, there will be no dilution, and no brokerage commissions are charged on such shares.
    You will receive tax information annually for your personal records and to help you prepare your federal income tax return. The automatic reinvestment of dividends and capital gain distributions does not relieve you of any income tax which may be payable (or required to be withheld) on dividends or distributions.
    You may begin or discontinue participation in the Plan at any time by written notice to the address below. If you withdraw from the Plan, you may rejoin at any time if you own the required 100 shares. Elections and terminations will be effective for distributions declared after receipt. If you withdraw from the Plan, a certificate for the whole shares and a check for the fractional shares, if any, credited to your Plan account will be sent as soon as practicable after receipt of your election to withdraw. Except for brokerage commissions, if any, which are borne by Plan participants, all costs of the Plan are borne by the Fund. The Fund reserves the right to amend or terminate the Plan on 30 days' written notice prior to the record date of the distribution for which such amendment or termination is effective.
    Record stockholders should address all notices, correspondence, questions or other communications about the Plan to:
                                BOSTON EQUISERVE LP
                                 P.O. BOX 8200
                             BOSTON, MA 02266-8200
                                 1-800-821-1238
    If your shares are not held directly in your name, you should contact your brokerage firm, bank or other nominee for more information and to see if your nominee will participate in the Plan on your behalf. If you participate through your broker and choose to move your account to another broker, you will need to re-enroll in the Plan through your new broker.

                                VAN KAMPEN FUNDS

EQUITY FUNDS

Domestic
     Aggressive Equity
     Aggressive Growth
     American Value
     Comstock
     Emerging Growth
     Enterprise
     Equity Growth
     Equity Income
     Growth
     Growth and Income
     Harbor
     Pace
     Real Estate Securities
     Utility
     Value
Global/International
     Asian Growth
     Emerging Markets
     European Equity
     Global Equity
     Global Equity Allocation
     Global Franchise
     Global Managed Assets
     International Magnum
     Latin American

FIXED-INCOME FUNDS
Income
     Corporate Bond
     Global Fixed Income
     Global Government Securities
     Government Securities
     High Income Corporate Bond
     High Yield
     High Yield & Total Return
     Limited Maturity Government
     Short-Term Global Income
     Strategic Income
     U.S. Government
     U.S. Government Trust for Income
     Worldwide High Income
Tax Exempt Income
     California Insured Tax Free
     Florida Insured Tax Free Income
     High Yield Municipal
     Insured Tax Free Income
     Intermediate Term Municipal Income
     Municipal Income
     New York Tax Free Income
     Pennsylvania Tax Free Income
     Tax Free High Income
Capital Preservation
     Reserve
     Tax Free Money
Senior Loan
     Prime Rate Income Trust
     Senior Floating Rate

To find out more about any of these
funds, ask your financial advisor for
a prospectus, which contains more
complete information, including sales
charges, risks, and expenses. Please
read it carefully before you invest
or send money.

To view a current Van Kampen fund
prospectus or to receive additional
fund information, choose from one of
the following:

- visit our Web site at
  WWW.VANKAMPEN.COM--to view a prospectus, select Download Prospectus

- call us at 1-800-341-2911 weekdays from 7:00 a.m. to 7:00 p.m. Central time. Telecommunications Device for the Deaf users, call 1-800-421-2833.

- e-mail us by visiting
  WWW.VANKAMPEN.COM and
  selecting Contact Us

                              VAN KAMPEN BOND FUND

BOARD OF TRUSTEES

DAVID C. ARCH

ROD DAMMEYER

HOWARD J KERR

DENNIS J. MCDONNELL*--Chairman

STEVEN MULLER

THEODORE A. MYERS

DON G. POWELL*

HUGO F. SONNENSCHEIN

WAYNE W. WHALEN

OFFICERS

DENNIS J. MCDONNELL*
  President

JOHN L. SULLIVAN*
  Vice President, Treasurer and
  Chief Financial Officer

CURTIS W. MORELL*
  Vice President and Chief Accounting Officer

TANYA M. LODEN*
  Controller

PETER W. HEGEL*

PAUL R. WOLKENBERG*

EDWARD C. WOOD, III*
  Vice Presidents


INVESTMENT ADVISER
VAN KAMPEN
ASSET MANAGEMENT INC.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, Illinois 60181-5555

CUSTODIAN
STATE STREET BANK
AND TRUST CO.
225 Franklin Street
Boston, Massachusetts 02105

SHAREHOLDER SERVICING AGENT
BOSTON EQUISERVE LP
P.O. Box 8200
Boston, Massachusetts 02266-8200

LEGAL COUNSEL
SKADDEN, ARPS, SLATE,
MEAGHER & FLOM (ILLINOIS)
333 West Wacker Drive
Chicago, Illinois 60606

INDEPENDENT ACCOUNTANTS
ERNST & YOUNG LLP
1221 McKinney Suite 2400
Houston, Texas 77010

                      TAX NOTICE TO CORPORATE SHAREHOLDERS
   For 1998, 2.60% of the dividends taxable as ordinary income qualified for the 70% dividends received deduction for corporations.

                    ---------------------------------------
                         INQUIRIES ABOUT AN INVESTOR'S
                           ACCOUNT SHOULD BE REFERRED
                          TO THE FUND'S TRANSFER AGENT
                                BOSTON EQUISERVE
                                 P.O. BOX 8200
                        BOSTON, MASSACHUSETTS 02266-8200
                           TELEPHONE: (800) 821-1238
                               ALASKA AND HAWAII
                          CALL COLLECT: (781) 575-2000
                    ASK FOR CLOSED-END FUND ACCOUNT SERVICES
                    ---------------------------------------

* "Interested" persons of the Fund, as defined in the Investment Company Act of 1940.

(C) Van Kampen Funds Inc., 1999. All rights reserved.

(SM) denotes a service mark of Van Kampen Funds Inc.

                         YEAR 2000 READINESS DISCLOSURE

Like other mutual funds, financial and business organizations and individuals around the world, the Fund could be adversely affected if the computer systems used by the Fund's investment adviser and other service providers do not properly process and calculate date-related information and data from and after January 1, 2000. This is commonly known as the "Year 2000 Problem." The Fund's investment adviser is taking steps that it believes are reasonably designed to address the Year 2000 Problem with respect to computer systems that it uses and to obtain reasonable assurances that comparable steps are being taken by the Fund's other major service providers. At this time, there can be no assurances that these steps will be sufficient to avoid any adverse impact to the Fund. In addition, the Year 2000 Problem may adversely affect the markets and the issuers of securities in which the Fund may invest that, in turn, may adversely affect the net asset value of the Fund. Improperly functioning trading systems may result in settlement problems and liquidity issues. In addition, corporate and governmental data processing errors may result in production problems for individual companies or issuers and overall economic uncertainty. Earnings of individual issuers will be affected by remediation costs, which may be substantial and may be reported inconsistently in U.S. and foreign financial statements. Accordingly, the Fund's investments may be adversely affected. The statements above are subject to the Year 2000 Information and Readiness Disclosure Act, which may limit the legal rights regarding the use of such statements in the case of dispute.

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